SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 2, 2002 (April 2, 2002)

LIFEPOINT HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29818	52-2165845

(State or Other	(Commission File	(I.R.S. Employer

Jurisdiction of	Number)	Identification

Incorporation)		Number)

103 Powell Court, Suite 200
Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 372-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 5. Other Events.

     On April 2, 2002, LifePoint Hospitals, Inc. issued a press release attached as an exhibit to this current report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of businesses acquired.

None required

     (b)  Pro forma financial information.

None required

     (c)  Exhibits.

99.1	Press release issued by LifePoint Hospitals, Inc. on April 2, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ Michael J. Culotta Michael J. Culotta Senior Vice President and Chief Financial Officer

Date: April 2, 2002

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Press release issued by LifePoint Hospitals, Inc. on April 2, 2002.